Exhibit 99.1

Investor Contact: Robert Jaffe rjaffe@rjaffeco.com 424.288.4098

NANTHEALTH REPORTS 2019 SECOND-QUARTER FINANCIAL RESULTS

•	Q2 Financial Highlights:

◦	Fourth consecutive quarter of total revenue growth

◦	Total revenue was $25.7 million, up 17% from Q2 2018

◦	SaaS revenue of $18.3 million, rose 13% from Q2 2018 and 3% sequentially

◦	Gross profit was $15.9 million, compared with $11.5 million in Q2 2018

◦	Gross margin increased to 62% from 52% in Q2 2018

•	Software and Service business continued positive momentum in 1H 2019

Culver City, Calif. - August 8, 2019 - NantHealth, Inc. (NASDAQ-GS: NH), a next-generation, evidence-based, personalized healthcare company, today reported financial results for its second quarter ended June 30, 2019.

“Our 2019 second quarter represents the fourth consecutive quarter of total revenue growth,” said Bob Petrou, Chief Financial Officer of NantHealth. “We generated strong topline growth and substantial gross margin improvement, which was largely driven by continued positive momentum in our Software and SaaS business, and the continuation of cost management throughout the company.”

Software and Services Highlights:

•	Clinical Decision Support (Eviti):

◦	In Q2, at America’s Health Insurance Plans (AHIP) Institute & Expo 2019, showcased Eviti® Connect, the company’s evidence-based treatment intelligence and web-based oncology decision support platform

◦
In Q2, as previously announced, signed and launched a three-year partnership with CareSource, a leading nonprofit multi-state health plan, expanding Eviti Connect’s total covered lives to over 25 million

◦	In Q2, released v7.8 with Smart Regimen Search, an enhancement that expedites treatment plan entry via intelligent regimen driven drug matches

•	Payer Engagement (NaviNet):

◦
In Q2, at America’s Health Insurance Plans (AHIP) Institute & Expo 2019, showcased NaviNet® Open, the company’s secure, multi-payer platform that lets payers and providers exchange vital administrative and clinical information

◦
In Q2, released a number of enhancements to the NaviNet Open Authorization application, which enable the company’s health plans to offer more configuration options. These include reducing the need for manual intervention via phone and fax processes and saving providers time managing their authorization requests, speeding up delivery of care

◦
In Q2, launched the NaviNet API Gateway, which allows the company’s partners to interact directly with its API’s in a standard method, reducing the reliance on custom integration methods and enabling payer flexibility for their provider networks

•	Connected Care (DeviceConX):

◦
In Q2, at the 2019 HIMSS and Health 2.0 European Conference, participated in the first-ever U.S. Pavilion where the company showcased DeviceConX™, HBox® and VitalsConX to Europe’s eHealth decision makers

◦
In May, at Vitalis, the largest e-health event in Scandinavia, presented the company’s latest connected care solutions and sponsored the Intelligent Hospital Pavilion (IHP), where the company demonstrated its latest DeviceConX 5.15 medical device integration solution

◦
In August, entered into a memorandum of understanding with ASCOM to provide the company’s Denmark client increased visibility of their device parameters. The combined capabilities provide clinicians with increased visibility of intelligent alert notifications, driving more informed decisions at the point of care, closing digital information gaps and allowing for the best possible decisions throughout the hospital ecosystem

Sequencing and Molecular Analysis - Highlights:

◦	In Q2, total GPS orders were 136, comprised of 86 GPS Cancer and 50 Liquid GPS

◦	In Q2, at the American Society of Clinical Oncology’s (ASCO) 2019 Annual Meeting, scientific teams from NantHealth and NantOmics presented:

▪
With collaborators from Virginia Commonwealth University (VCU), “Tumor mutation burden and PD-L1 expression in SDH/FH mutated solid tumors,” which support, for the first time, a potential therapeutic role for inhibition of PD-1/PD-L1 pathway in these tumors

▪
With collaborators from the University of California, San Diego (UCSD), “Evidence for selective silencing of MHC-binding neoepitopes to avoid immune surveillance,” which can inform the development of effective immunotherapy and cancer vaccine strategies

◦	In Q2, at the American Association for Cancer Research (AACR) 2019 Annual Meeting, scientific teams from NantHealth and NantOmics presented:

▪
With collaborators from Duke University and the Sarcoma Center of Southern California, “Enhanced expression of human cyclin G1 (CCNG1) gene in metastatic cancer, a novel biomarker in development for CCNG1 inhibitor therapy,” which may position CCNG1 as a companion diagnostic for the Delta Rex-G drug

▪	A study entitled “The genomic and transcriptomic landscape of left versus right sided breast cancer in 410 cases,” which sheds new light on ESR1 signaling in right sided breast cancers

Business and Financial Highlights
For the 2019 second quarter, total net revenue was $25.7 million, compared with $22.0 million in the 2018 second quarter. Gross profit was $15.9 million, or 62% of total net revenue, compared with $11.5 million, or 52% of total net revenue, for the prior year period. Selling, general and administrative expenses declined to $15.2 million, from $18.4 million in 2018 second quarter. Research and development expenses decreased to $4.6 million from $5.9 million.

Financial results for the second quarter of 2019 included non-cash charges for loss from related party equity method investment of $2.2 million. Net loss from continuing operations, net of tax, was $14.7 million, or $0.13 per share, compared with $21.8 million, or $0.20 per share, for the 2018 second quarter. Net loss (including discontinued operations) was $14.7 million, or $0.13 per share, compared with $23.4 million, or $0.21 per share, for 2018 second quarter.

On a non-GAAP basis, net loss from continuing operations, which excludes the losses from our related party equity investment of $2.2 million, an intangible asset impairment charge of $4.0 million, and a gain from change in the fair value of the Bookings Commitment liability of $1.0 million, among other things, was $4.4 million, or $0.04 per share, down from $11.1 million, or $0.10 per share, for the second quarter of last year.

Conference Call Information and Forward-Looking Statements
Thursday, August 8, 2019, after market close, the company will host a conference call at 1:30 p.m. PT (4:30 p.m. ET) to review its results of operations for the second quarter ended June 30, 2019. The conference call will be available to interested parties by dialing 844-309-3709 from the U.S. or Canada, or 281-962-4864 from international locations, passcode 3494698. The call will be broadcast via the Internet at www.nanthealth.com. Listeners are encouraged to visit the website at least 10 minutes prior to the start of the scheduled presentation to register, download and install any necessary audio software. A playback of the call will be archived and accessible on the same website for at least three months.

Discussion during the conference call may include forward-looking statements regarding topics such as the company’s financial status and performance, regulatory and operational developments, and other comments the company may make about its future plans or prospects in response to questions from participants on the conference call.

Use of Non-GAAP Financial Measures
This news release contains references to Non-GAAP financial measures, including adjusted net loss and adjusted net loss per share, which are financial measures that are not prepared in conformity with United States generally accepted accounting principles (U.S. GAAP). The Company’s management believes that the presentation of Non-GAAP financial measures provides useful supplementary information regarding operational performance, because it enhances an investor’s overall understanding of the financial results for the Company’s core business. Additionally, it provides a basis for the comparison of the financial results for the Company’s core business between current, past and future periods. Other companies may define these measures in different ways. Non-GAAP financial measures should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with U.S. GAAP. Non-GAAP per share numbers are calculated based on one class of common stock and do not incorporate the effects, if any, of using the two-class method.

About NantHealth, Inc.
NantHealth, a member of the NantWorks ecosystem of companies, provides leading solutions across the continuum of care for physicians, payors, patients and biopharmaceutical organizations. NantHealth enables the use of cutting edge data and technology towards the goals of empowering clinical decision support and improving patient outcomes. NantHealth’s comprehensive product portfolio combines the latest technology in payor/provider platforms that exchange information in near-real time (NaviNet and Eviti), connected care solutions that deliver medical device interoperability (DeviceConX) and molecular profiling services that combine comprehensive DNA & RNA tumor-normal profiling with pharmacogenomics analysis (GPS Cancer®). For more information, please visit www.nanthealth.com or follow us on Twitter, Facebook and LinkedIn.

This news release contains certain statements of a forward-looking nature relating to future events or future business performance. Forward-looking statements can be identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plans,” “will,” “outlook” and similar expressions. Forward-looking statements are based on management’s current plans, estimates, assumptions and projections, and speak only as of the date they are made. Risks and uncertainties include, but are not limited to: our ability to successfully integrate a complex learning system to address a wide range of healthcare issues; our ability to successfully amass the requisite data to achieve maximum network effects; appropriately allocating financial and human resources across a broad array of product and service offerings; raising additional capital as necessary to fund our operations; achieving significant commercial market acceptance for our sequencing and molecular analysis solutions; establish relationships with, key thought leaders or payers’ key decision makers in order to establish GPS Cancer as a standard of care for patients with cancer; our ability to grow the market for our Systems Infrastructure, and applications; successfully enhancing our Systems Infrastructure and applications to achieve market acceptance and keep pace with technological developments; customer concentration; competition; security breaches; bandwidth limitations; our ability to continue our relationship with NantOmics; our ability to obtain regulatory approvals; dependence upon senior management; the need to comply with and meet applicable laws and regulations; unexpected adverse events; clinical adoption and market acceptance of GPS Cancer; and anticipated cost savings. We undertake no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond our control. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, many of which are discussed in more detail in our reports filed with the Securities and Exchange Commission.

FINANCIAL TABLES FOLLOW

NantHealth, Inc.
Consolidated Balance Sheets
(Dollars in thousands)

	June 30, 2019	December 31, 2018
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$7,076	$18,305
Accounts receivable, net	13,858	15,286
Inventories	303	496
Related party receivables, net	938	1,007
Prepaid expenses and other current assets	5,726	4,350
Total current assets	27,901	39,444
Property, plant, and equipment, net	18,152	22,978
Goodwill	115,930	115,930
Intangible assets, net	56,242	64,703
Investment in related party	35,749	40,000
Related party receivable, net of current	1,360	1,611
Operating lease right-of-use assets	10,783	—
Other assets	1,929	1,671
Total assets	$268,046	$286,337

Liabilities and Stockholders' Equity (Deficit)
Current liabilities
Accounts payable	$3,047	$1,650
Accrued and other current liabilities	12,614	13,832
Deferred revenue	17,566	16,263
Related party payables, net	4,192	4,791
Total current liabilities	37,419	36,536
Deferred revenue, net of current	4,329	6,704
Related party liabilities	20,939	17,708
Related party promissory note	112,666	112,666
Related party convertible note, net	8,613	8,378
Convertible notes, net	81,957	79,433
Operating lease liabilities	11,949	—
Other liabilities	20,670	22,081
Total liabilities	298,542	283,506

Stockholders' equity (deficit)
Common stock, $0.0001 par value per share, 750,000,000 shares authorized; 110,454,507 and 109,491,277 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively (including 1 share of restricted stock at both dates)	11	11
Additional paid-in capital	888,461	887,289
Accumulated deficit	(918,758)	(884,122)
Accumulated other comprehensive loss	(210)	(347)
Total stockholders' (deficit) equity	(30,496)	2,831
Total liabilities and stockholders' equity (deficit)	$268,046	$286,337

NantHealth, Inc.
Consolidated Statements of Operations
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Total net revenue	$25,686	$22,047	$49,415	$44,311

Total cost of revenue	9,816	10,582	21,105	21,651
Gross Profit	15,870	11,465	28,310	22,660

Operating Expenses:
Selling, general and administrative	15,177	18,388	31,967	39,122
Research and development	4,584	5,889	9,664	11,040
Amortization of acquisition-related assets	1,054	1,054	2,108	2,108
Impairment of intangible assets	3,977	—	3,977	—
Total operating expenses	24,792	25,331	47,716	52,270

Loss from operations	(8,922)	(13,866)	(19,406)	(29,610)
Interest expense, net	(4,473)	(4,262)	(8,887)	(8,460)
Other income (expense), net	1,054	(1,334)	(1,451)	(1,154)
Loss from related party equity method investment	(2,208)	(2,945)	(4,418)	(6,206)
Loss from continuing operations before income taxes	(14,549)	(22,407)	(34,162)	(45,430)
Provision for (benefit from) income taxes	133	(601)	359	(1,651)
Net loss from continuing operations	(14,682)	(21,806)	(34,521)	(43,779)
Loss from discontinued operations, net of tax	(31)	(1,591)	(115)	(1,785)
Net loss	$(14,713)	$(23,397)	$(34,636)	$(45,564)

Net loss per share:
Continuing operations
Basic and diluted - common stock	$(0.13)	$(0.20)	$(0.31)	$(0.40)

Discontinued operations
Basic and diluted - common stock	$—	$(0.01)	$—	$(0.02)

Total net loss per share
Basic and diluted - common stock	$(0.13)	$(0.21)	$(0.31)	$(0.42)

Weighted average shares outstanding:
Basic and diluted - common stock	110,209,510	109,120,438	110,057,981	108,851,348

NantHealth, Inc.
Supplemental Revenue Schedule
(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue:
Software-as-a-service related	$18,291	$16,220	$36,093	$32,386
Software and hardware related	3,099	885	$4,126	$2,340
Maintenance	2,535	2,388	5,028	4,835
Total software-related revenue	23,925	19,493	45,247	39,561
Sequencing and molecular analysis	491	924	1,305	1,764
Home health care services	1,270	1,630	2,863	2,986
Total net revenue	$25,686	$22,047	$49,415	$44,311

Cost of Revenue:
Software-as-a-service related	$5,743	$5,741	$11,495	$12,342
Software and hardware related	794	789	1,579	1,675
Maintenance	311	234	581	449
Amortization of developed technologies	1,143	1,293	2,376	2,466
Total software-related cost of revenue	7,991	8,057	16,031	16,932
Sequencing and molecular analysis	1,177	1,689	3,603	3,120
Home health care services	648	836	1,471	1,599
Total cost of revenue	$9,816	$10,582	$21,105	$21,651

NantHealth, Inc.
Non-GAAP Net Loss from Continuing Operations and
Non-GAAP Net Loss Per Share from Continuing Operations
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net loss from continuing operations	$(14,682)	$(21,806)	$(34,521)	$(43,779)
Adjustments to GAAP net loss:
Loss from related party equity method investment	2,208	2,945	4,418	6,206
Stock-based compensation expense from continuing operations	673	1,808	1,323	4,432
Acquisition related sales incentive	—	425	—	570
Change in fair value of derivatives liability	—	(1)	—	(1)
Change in fair value of Bookings Commitment	(989)	—	1,505	—
Impairment of Investment in IOBS	—	1,750	—	1,750
Noncash interest expense related to convertible notes	1,403	1,235	2,760	2,429
Intangible amortization from continuing operations	2,197	2,347	4,484	4,574
Impairment of intangible assets	3,977	—	3,977	—
Loss on sale of business	582	—	582	—
Securities litigation costs	—	749	—	823
Tax provision (benefit) resulting from certain noncash tax items	255	(599)	366	(1,706)
Total adjustments to GAAP net loss from continuing operations	10,306	10,659	19,415	19,077
Net loss - Non-GAAP from continuing operations	$(4,376)	$(11,147)	$(15,106)	$(24,702)

Weighted average shares outstanding	110,209,510	109,120,438	110,057,981	108,851,348

Net loss per share from continuing operations - Non-GAAP	$(0.04)	$(0.10)	$(0.14)	$(0.23)

Reconciliation of Net Loss from Continuing Operations per Common Share to Net Loss per Common Share from Continuing Operations - Non-GAAP (Unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net loss from continuing operations	$(0.13)	$(0.20)	$(0.31)	$(0.40)
Adjustments to GAAP net loss per common share from continuing operations:
Loss from related party equity method investment	0.01	0.03	0.03	0.06
Stock-based compensation expense from continuing operations	0.01	0.02	0.01	0.04
Acquisition related sales incentive	—	—	—	—
Change in fair value of derivatives liability	—	—	—	—
Change in fair value of Bookings Commitment	(0.01)	—	0.01	—
Impairment of Investment in IOBS	—	0.02	—	0.02
Noncash interest expense related to convertible notes	0.01	0.01	0.03	0.02
Intangible amortization from continuing operations	0.02	0.02	0.04	0.04
Impairment of intangible assets	0.04	—	0.04	—
Loss on sale of business	0.01	—	0.01	—
Securities litigation costs	—	0.01	—	0.01
Tax provision (benefit) resulting from certain noncash tax items	—	(0.01)	—	(0.02)
Total adjustments to GAAP net loss per common share from continuing operations	0.09	0.10	0.17	0.17
Net loss per common share from continuing operations - Non-GAAP	$(0.04)	$(0.10)	$(0.14)	$(0.23)